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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported): May 10, 2005 (May 9, 2005)
                                                    --------------------------

                             RURBAN FINANCIAL CORP.
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             (Exact name of registrant as specified in its charter)

                     Ohio                          0-13507                   34-1395608
      ---------------------------------    ------------------------      -------------------
         (State or other jurisdiction      (Commission File Number)         (IRS Employer
      of incorporation or organization)                                  Identification No.)
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                    401 Clinton Street, Defiance, Ohio 43512
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               (Address of principal executive offices) (Zip Code)

                                 (419) 783-8950
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              (Registrant's telephone number, including area code)

                                 Not Applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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Item 8.01. Other Events.

         On May 9, 2005, Rurban Financial Corp. issued a news release announcing that it had received regulatory approval from the Federal Reserve Bank of Cleveland and the Ohio Division of Financial Institutions for its subsidiary, The State Bank and Trust Company, to purchase two Lima, Ohio branch offices of Liberty Savings Bank, FSB. A copy of the May 9, 2005 news release is attached as
Exhibit 99 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a)      Financial Statements - Not Applicable

(b)      Pro Forma Financial Information - Not Applicable

(c)      Exhibits


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
           Exhibit No.                                Description
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
               99             News Release issued by Rurban Financial Corp. on May 9, 2005

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      RURBAN FINANCIAL CORP.


Dated: May 10, 2005                   By: /s/ James E. Adams
                                          --------------------------------------
                                          James E. Adams
                                          Executive Vice President and
                                          Chief Financial Officer



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                                INDEX TO EXHIBITS

                           Current Report on Form 8-K
                               Dated May 10, 2005

                             Rurban Financial Corp.



   Exhibit No.                                      Description
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
        99             News Release issued by Rurban Financial Corp. on May 9, 2005.
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